Exhibit 16.17

SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS . THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9 X 12 ENVELOPES . INVESTMENT MANAGERS SERIES TRUST III FPA QUEENS ROAD VALUE FUND PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY [ ], 2026 The undersigned, revoking prior proxies, hereby appoints Rita Dam and Diane Drake, and each of them, as attorneys - in - fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto . Each of them, with the full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Meeting”) of FPA Queens Road Value Fund to be held at 10 : 00 a . m . local time, at the offices of Mutual Fund Administration, LLC, 2220 E . Route 66 , Suite 226 , Glendora, California 91740 , or any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which has been received by the undersigned . Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll - free 1 - 888 - 567 - 1626 . Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February [ ], 2026. The proxy statement for this meeting is available at: vote.proxyonline.com/fpa/docs/queensroad2026.pdf 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll - free 1 - 888 - 227 - 9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll - free 1 - 888 - 567 - 1626 Monday through Friday 9 a . m . to 10 p . m . Eastern time PROXY VOTING OPTIONS 12345678910 CONTROL NUMBER SIGN , DATE AND VOTE ON THE REVERSE SIDE PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN . PLEASE CAST YOUR PROXY VOTE TODAY! [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

FPA QUEENS ROAD VALUE FUND This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ˖ ABSTAIN AGAINST FOR ӑ ӑ ӑ Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the FPA Queens Road Value Fund (the “Target Fund”), a series of Investment Managers Series Trust III (the “Trust”) to the FPA Queens Road Value ETF (the “Acquiring ETF”), a series of the Trust, in exchange for (a) shares of the Acquiring ETF with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Target Fund, and (b) the Acquiring ETF’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring ETF in proportion to the shareholders’ respective holdings of shares of the Target Fund ; and 1. ӑ ӑ ӑ The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof. 2. THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED . The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees . Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side) . If the shares are held jointly, each holder should sign this Proxy . Attorneys - in - fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing . SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] DATE PROXY CARD